UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2006
MICRO LINEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-24758	94-2910085

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2050 Concourse Drive, San Jose, California	95131

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 433-5200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 2.1
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement
          On August 14, 2006, pursuant to a Current Report on Form 8-K Micro Linear Corporation, a Delaware corporation (“Micro Linear”), filed a press release regarding its execution of an Agreement and Plan of Merger (the “Merger Agreement”) with Sirenza Microdevices, Inc., a Delaware corporation (“Sirenza”), and Metric Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Sirenza (“Merger Sub”), by which Sirenza agreed to acquire Micro Linear (the “Merger”).
          Concurrently with the execution of the Merger Agreement, Sirenza entered into a voting agreement (the “Voting Agreement”) with certain of the directors and executive officers of Micro Linear, in their respective capacities as stockholders of the Company, pursuant to which each such director and executive officer has agreed to vote all of his or her shares of Micro Linear common stock in favor of the approval and adoption of the Merger Agreement and the Merger.
          The foregoing description of the Merger Agreement and the Voting Agreement is qualified in its entirety by reference to the full text of the Merger Agreement and the Voting Agreement. Copies of the Merger Agreement and the form of Voting Agreement are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference.
For Additional Information:
          This material is not a substitute for the prospectus/proxy statement Sirenza and Micro Linear will file with the Securities and Exchange Commission. Investors are urged to read the prospectus/proxy statement, which will contain important information, including detailed risk factors, when it becomes available. The prospectus/proxy statement and other documents which will be filed by Sirenza and Micro Linear with the Securities and Exchange Commission will be available free of charge at the SEC’s website, www.sec.gov, or by directing a request when such a filing is made to Sirenza Microdevices, Inc., 303 S. Technology Court, Broomfield, CO 80021, Attention: Investor Relations or to Micro Linear Corporation, 2050 Concourse Drive, San Jose, CA 95131, Attention: Investor Relations.
          Micro Linear, its directors, and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of Micro Linear and their ownership of Micro Linear stock is set forth in the proxy statement for Micro Linear’s 2006 annual meeting of stockholders. Investors may obtain additional information regarding the interests of such participants by reading the prospectus/proxy statement when it becomes available.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits.

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated August 14, 2006, by and among Sirenza Microdevices, Inc., Metric Acquisition Corporation, and Micro Linear Corporation.

99.1	Form of Voting Agreement, dated August 14, 2006, by and between Sirenza Microdevices, Inc., Metric Acquisition Corporation and Certain Officers and Directors of Micro Linear Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRO LINEAR CORPORATION
Date: August 16, 2006	By:	/s/ MICHAEL W. SCHRADLE
Michael W. Schradle
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated August 14, 2006, by and among Sirenza Microdevices, Inc., Metric Acquisition Corporation, and Micro Linear Corporation.

99.1	Form of Voting Agreement, dated August 14, 2006, by and between Sirenza Microdevices, Inc., Metric Acquisition Corporation and Certain Officers and Directors of Micro Linear Corporation.